Agreements And Transactions With Affiliates	12 Months Ended
Dec. 31, 2011
Agreements And Transactions With Affiliates [Abstract]
Agreements And Transactions With Affiliates
5.	Agreements and Transactions with Affiliates

DCP Midstream, LLC

Omnibus Agreement and Other General and Administrative Charges

We have entered into an omnibus agreement, as amended, or the Omnibus Agreement, with DCP Midstream, LLC.

Following is a summary of the fees we incurred under the Omnibus Agreement as well as other fees paid to DCP Midstream, LLC:

	Year Ended December 31,
	2011	2010	2009
	(Millions)
Omnibus Agreement	$10.2	$9.9	$9.7
Other fees — DCP Midstream, LLC	18.9	21.4	21.2

Total — DCP Midstream, LLC	$29.1	$31.3	$30.9

Under the Omnibus Agreement, we are required to reimburse DCP Midstream, LLC for salaries of operating personnel and employee benefits as well as capital expenditures, maintenance and repair costs, taxes and other direct costs incurred by DCP Midstream, LLC on our behalf. We also pay DCP Midstream, LLC for certain costs incurred and centralized corporate functions performed by DCP Midstream, LLC on our behalf, including legal, accounting, cash management, insurance administration and claims processing, risk management, health, safety and environmental, information technology, human resources, credit, payroll, taxes and engineering. The Omnibus Agreement also addresses the following matters:

•	DCP Midstream, LLC's obligation to indemnify us for certain liabilities and our obligation to indemnify DCP Midstream, LLC for certain liabilities; and

•

DCP Midstream, LLC's obligation to continue to maintain its credit support, including without limitation guarantees and letters of credit, for our obligations related to commercial contracts with respect to its business or operations that were in effect at the closing of our initial public offering until the expiration of such contracts.

Any or all of the provisions of the Omnibus Agreement, other than the indemnification provisions, will be terminable by DCP Midstream, LLC at its option if the general partner is removed without cause and units held by the general partner and its affiliates are not voted in favor of that removal. The Omnibus Agreement will also terminate in the event of a change of control of us, the general partner (DCP Midstream GP, LP) or the General Partner (DCP Midstream GP, LLC).

East Texas and Southeast Texas incur general and administrative expenses directly from DCP Midstream, LLC. During the years ended December 31, 2011, 2010 and 2009, East Texas incurred $7.5 million, $7.8 million and $8.5 million, respectively, and during the years ended December 31, 2011, 2010 and 2009, Southeast Texas incurred $10.0 million, $12.1 million and $10.8 million, respectively, for general and administrative expenses from DCP Midstream, LLC, which includes expenses for our predecessor operations. General and administrative expenses incurred by East Texas and Southeast Texas effective January 3, 2012 and March 30, 2012, respectively, will be included in the Omnibus Agreement.

In addition to the Omnibus Agreement and amounts incurred by East Texas and Southeast Texas, we incurred other fees with DCP Midstream, LLC, which includes expenses for our predecessor operations, of $1.4 million, $1.5 million and $1.9 million for the years ended December 31, 2011, 2010 and 2009, respectively. These amounts include allocated expenses, including professional services, insurance and internal audit.

Competition

None of DCP Midstream, LLC, or any of its affiliates, including Spectra Energy and ConocoPhillips, is restricted, under either the partnership agreement or the Omnibus Agreement, from competing with us. DCP Midstream, LLC and any of its affiliates, including Spectra Energy and ConocoPhillips, may acquire, construct or dispose of additional midstream energy or other assets in the future without any obligation to offer us the opportunity to purchase or construct those assets.

Other Agreements and Transactions with DCP Midstream, LLC

DCP Midstream, LLC was a significant customer during the years ended December 31, 2011, 2010 and 2009. We sell a portion of our residue gas, NGLs and condensate to, purchase natural gas and other petroleum products from, and provide gathering and transportation services for, DCP Midstream, LLC. We anticipate continuing to purchase from and sell commodities and services to DCP Midstream, LLC in the ordinary course of business. In addition, DCP Midstream, LLC conducts derivative activities on our behalf. We have and may continue to enter into market based derivative transactions directly with DCP Midstream, LLC, whereby DCP Midstream is the counterparty.

We have a contractual arrangement with DCP Midstream, LLC, through March 2022, in which we pay DCP Midstream, LLC a fee for processing services associated with the gas we gather on our Southern Oklahoma system, which is part of our Natural Gas Services segment. In addition, in February 2010, a contract was signed with DCP Midstream, LLC providing for adjustments to those fees based upon plant efficiencies related to our portion of volumes from the Southern Oklahoma system being processed at DCP Midstream, LLC's plant through March 2022. We generally report fees associated with these activities in the consolidated statements of operations as purchases of natural gas, propane, NGLs and condensate from affiliates. In addition, as part of this arrangement, DCP Midstream, LLC pays us a fee for certain gathering services. We generally report revenues associated with these activities in the consolidated statements of operations as transportation, processing and other to affiliates.

DCP Midstream, LLC owns certain assets and is party to certain contractual relationships around our Pelico system, included in our Northern Louisiana system, which is part of our Natural Gas Services segment, that are periodically used for the benefit of Pelico. DCP Midstream, LLC is able to source natural gas upstream of Pelico and deliver it to us and is able to take natural gas from the outlet of the Pelico system and market it downstream of Pelico. We purchase natural gas from DCP Midstream, LLC upstream of Pelico and transport it to Pelico under a firm transportation agreement with an affiliate, effective through January 31, 2012. Our purchases from DCP Midstream, LLC are at DCP Midstream, LLC's actual acquisition cost plus any transportation service charges. Volumes that exceed our on-system demand are sold to DCP Midstream, LLC at an index-based price, less contractually agreed to marketing fees. Revenues associated with these activities are reported gross in our consolidated statements of operations as sales of natural gas, propane, NGLs and condensate to affiliates.

On August 1, 2011, we reached an agreement with DCP Midstream, LLC for us to construct a 200 MMcf/d cryogenic natural gas processing plant, in the Eagle Ford shale which represents an investment of approximately $120.0 million. In support of our construction of the Eagle Plant, we entered into a 15 year fee-based processing agreement with an affiliate of DCP Midstream, LLC, which provides us with a fixed demand charge for 150 MMcf/d along with a throughput fee on all volumes processed. The processing agreement commences with commercial operations of the new plant, which is expected to be online by the fourth quarter of 2012. In conjunction with the agreement, we also entered into a purchase and sale agreement with DCP Midstream, LLC to purchase certain tangible assets and land located in the Eagle Ford Shale for $23.4 million.

On November 4, 2011, we entered into agreements with DCP Midstream, LLC, to acquire the remaining 49.9% interest in East Texas for aggregate consideration of $165.0 million, subject to certain working capital and other customary purchase price adjustments. Prior to the contribution of the additional interest in East Texas, we owned a 50.1% interest which we account for as a consolidated subsidiary. The contribution of the remaining 49.9% interest in East Texas represents a transaction between entities under common control, but does not represent a change in reporting entity. Accordingly, we will include the results of the remaining 49.9% interest in East Texas prospectively from the date of acquisition. This acquisition closed on January 3, 2012.

During the year ended December 31, 2011, East Texas received $7.8 million in business interruption recoveries related to the first quarter 2009 fire that was caused by a third party underground pipeline rupture outside of our property, or the East Texas recovery settlement. We have allocated the recoveries based upon relative ownership percentages at the time the losses were incurred, factoring in amounts previously reimbursed to us by DCP Midstream, LLC. For the year ended December 31, 2011, we recorded $6.6 million to our consolidated statement of operations in "sales of natural gas, propane, NGLs and condensate", with $4.6 million representing DCP Midstream, LLC's portion in "net income attributable to noncontrolling interests."

In conjunction with our January 1, 2011 acquisition of the initial 33.33% interest in Southeast Texas from DCP Midstream, LLC for $150.0 million in our Natural Gas Services segment, we entered into a joint venture agreement. The terms of the joint venture agreement provided that distributions and earnings to us for the first seven years related to storage and transportation gross margin would be pursuant to a fee-based arrangement, based on storage capacity and tailgate volumes. Distributions and earnings related to the gathering and processing business, along with reductions for all expenditures, would be pursuant to our and DCP Midstream, LLC's respective ownership interests in Southeast Texas. On March 30, 2012, we acquired the remaining 66.67% interest in Southeast Texas for aggregate consideration of $240.0 million. As we now own 100% of the interests in Southeast Texas, the joint venture agreement is no longer in effect.

In conjunction with our acquisition of a 50.1% limited liability company interest in East Texas (25.0% of which was acquired in July 2007, and 25.1% in April 2009), which is part of our Natural Gas Services segment, we entered into agreements with DCP Midstream, LLC whereby DCP Midstream, LLC will reimburse East Texas for certain expenditures on East Texas capital projects. These reimbursements are for certain capital projects which have commenced within three years from the respective acquisition dates. DCP Midstream, LLC made capital contributions to East Texas for capital projects of $18.3 million and $13.8 million for the years ended December 31, 2011 and 2010, respectively.

On September 16, 2010, we entered into an agreement with DCP Midstream, LLC to sell certain surplus equipment at Collbran, part of our Natural Gas Services segment, with a net book value of $6.2 million for net proceeds of $3.6 million. The surplus equipment is the result of a consolidation of operations at our Anderson Gulch plant in the Piceance Basin. The net proceeds of $3.6 million were distributed 75% to us and 25% to the noncontrolling interest in Collbran, based upon proportionate ownership, during the year ended December 31, 2010. The sale was completed when title to the surplus equipment passed to DCP Midstream, LLC in March 2011. We have recognized a distribution of $2.6 million for year ended December 31, 2011 to DCP Midstream, LLC in our consolidated statements of changes in equity representing the difference between the net book value and the proceeds received for the surplus equipment.

In our Natural Gas Services segment, we sell NGLs processed at certain of our plants, and sell condensate removed from the gas gathering systems that deliver to certain of our systems under contracts to a subsidiary of DCP Midstream, LLC equal to that subsidiary's net weighted-average sales price, adjusted for transportation, processing and other charges from the tailgate of the respective asset.

In our NGL Logistics segment, we also have a contractual arrangement with a subsidiary of DCP Midstream, LLC that provides that DCP Midstream, LLC will pay us to transport NGLs over our Seabreeze and Wilbreeze pipelines, pursuant to fee-based rates that will be applied to the volumes transported. DCP Midstream, LLC is the sole shipper on these pipelines under the transportation agreements. We generally report revenues associated with these activities in the consolidated statements of operations as transportation, processing and other to affiliates.

In conjunction with our acquisition of the Wattenberg pipeline, which is part of our NGL Logistics segment, we signed a transportation agreement with DCP Midstream, LLC pursuant to fee-based rates that will be applied to the volumes transported, which was effective through December 31, 2010. Effective January 1, 2011, we entered into a 10-year dedication and transportation agreement with a subsidiary of DCP Midstream, LLC whereby certain NGL volumes produced at several of DCP Midstream, LLC's processing facilities are dedicated for transportation on the Wattenberg pipeline. We collect fee-based transportation revenues under our tariff. We generally report revenues associated with these activities in the consolidated statements of operations as transportation, processing and other to affiliates.

In conjunction with our acquisition of our DJ Basin NGL Fractionators in our NGL Logistics segment, we pay a fee to DCP Midstream, LLC to operate our DJ Basin NGL Fractionators and receive fees for the processing of DCP Midstream, LLC's committed NGLs produced by them in Weld County at our DJ Basin NGL Fractionators under agreements that are effective through March 2018. During the year ended December 31, 2011 we incurred fees $0.6 million, which are included in operating and maintenance expense in the consolidated statements of operations.

DCP Midstream, LLC has issued parental guarantees, totaling $70.0 million as of December 31, 2011, in favor of certain counterparties to our commodity derivative instruments to mitigate a portion of our collateral requirements with those counterparties. We pay DCP Midstream, LLC interest of 0.5% per annum on these outstanding guarantees.

DCP Midstream, LLC has issued parental guarantees for its 49.9% limited liability company interest in East Texas, totaling $6.0 million as of December 31, 2011, in favor of certain counterparties to processing and transportation agreements at East Texas. Concurrently, we issued similar guarantees for our 50.1% interest. On January 3, 2012, we completed the acquisition of the remaining 49.9% interest in East Texas from DCP Midstream.

Spectra Energy

We have a propane supply agreement with Spectra Energy, effective from May 1, 2008 through April 30, 2012, which provides us propane supply at our marine terminals, which are included in our Wholesale Propane Logistics segment, for up to approximately 185 million gallons of propane annually. We are currently assessing several available options for future supply sources.

In December 2010, Spectra Energy's international propane supplier breached its contract with Spectra Energy by failing to make certain scheduled propane deliveries that were to be delivered to us under our propane supply contracts with Spectra Energy. We were able to secure spot shipments on the open market at a price higher than our contract price to cover these missing deliveries. In December 2010, Spectra Energy made a $17.0 million payment to us to reimburse us for the damages we incurred for our open market purchases.

ConocoPhillips

We have multiple agreements with ConocoPhillips and its affiliates. The agreements include fee-based and percent-of-proceeds gathering and processing arrangements, and gas purchase and gas sales agreements. We anticipate continuing to purchase from and sell these commodities to ConocoPhillips and its affiliates in the ordinary course of business. In addition, we may be reimbursed by ConocoPhillips for certain capital projects where the work is performed by us. We received $0.1 million, $0.2 million and $0.6 million of capital reimbursements during the years ended December 31, 2011, 2010 and 2009, respectively.

Summary of Transactions with Affiliates

The following table summarizes the transactions with affiliates:

	Year Ended December 31,
	2011	2010	2009
	(Millions)
DCP Midstream, LLC:
Sales of natural gas, propane, NGLs and condensate	$1,058.7	$881.2	$667.9
Transportation, processing and other	$26.0	$12.1	$7.5
Purchases of natural gas, propane and NGLs	$185.8	$183.9	$138.8
Gains (losses) from commodity derivative activity, net	$0.2	$(1.9)	$(3.6)
Operating and maintenance expense	$0.6	$—	$—
General and administrative expense	$29.1	$31.3	$30.9
Interest expense	$0.4	$0.2	$0.2
Spectra Energy:
Sales of natural gas, propane, NGLs and condensate	$—	$—	$0.3
Transportation, processing and other	$—	$0.2	$0.3
Purchases of natural gas, propane and NGLs (a)	$249.6	$82.1	$95.3
Operating and maintenance expense	$—	$(0.3)	$0.2
Other income	$—	$3.0	$—
ConocoPhillips:
Sales of natural gas, propane, NGLs and condensate	$52.2	$43.0	$30.4
Transportation, processing and other	$7.4	$9.9	$8.2
Purchases of natural gas, propane and NGLs	$5.8	$7.4	$12.8
General and administrative expense	$0.3	$0.2	$0.3
(Losses) gains from commodity derivative activity, net	$—	$(0.4)	$0.7
Unconsolidated affiliates:
Purchases of natural gas, propane and NGLs	$6.0	$4.8	$0.4

(a)	Includes a $17.0 million payment received in December 2010 for reimbursement of damages we incurred when an international propane supplier breached its contract with Spectra Energy.

We had balances with affiliates as follows:

	December 31,
	2011	2010
	(Millions)
DCP Midstream, LLC:
Accounts receivable	$100.0	$98.7
Accounts payable	$22.6	$27.0
Unrealized gains on derivative instruments—current	$0.6	$1.3
Unrealized losses on derivative instruments—current	$(0.6)	$(1.8)
Unrealized losses on derivative instruments—long term	$(2.6)	$—
Spectra Energy:
Accounts receivable	$0.1	$0.3
Accounts payable	$21.4	$8.7
ConocoPhillips:
Accounts receivable	$6.1	$7.9
Accounts payable	$0.4	$1.0
Unrealized gains on derivative instruments—current	$2.5	$0.1
Unrealized losses on derivative instruments—current	$(2.0)	$(0.3)
Unconsolidated affiliates:
Accounts payable	$2.4	$0.9